Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 23, 2016, is made and entered into by and among Hydra Industries Acquisition Corp., a Delaware corporation (the “Purchaser”), and the undersigned parties listed under Vendors on the signature page hereto (each such party a “Vendor” and collectively the “Vendors”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto have entered into that certain Share Sale Agreement, dated as of July 13, 2016, by and among the Vendors, the Purchaser, DMWSL 633 Limited (the “Company”) and Gaming Acquisitions Limited (the “Purchase Agreement”), pursuant to which the Purchaser has agreed to purchase and the Vendors have agreed to sell the Sale Shares and the Shareholder Loan Notes in exchange for the Purchase Price (the “Business Combination”); and

WHEREAS, the Purchase Price shall be comprised of a combination of both shares of common stock of the Purchaser issued on the Completion Date and pursuant to Schedule 5 of the Purchase Agreement (the “Consideration Shares”) and a cash payment; and

WHEREAS, the Purchaser and the Vendors desire to enter into this Agreement, pursuant to which the Purchaser shall grant the Vendors certain registration rights with respect to certain securities of the Purchaser, as set forth in this Agreement;

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1         Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Purchaser, after consultation with counsel to the Purchaser, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Purchaser has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Purchaser.

“Business Combination” shall mean the transaction contemplated by the Purchase Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Recitals hereto.

“Consideration Shares” shall have the meaning given in the Recitals hereto.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demanding Vendor” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.3.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Permitted Transferees” shall mean, with respect to any Vendor that is not a natural person, any Affiliate of such Vendor or funds (or similar vehicles) managed by such Vendor’s Affiliates, or existing or future co-investors or limited partners in such funds, or any other persons or entities to whom a Vendor holding Registrable Securities is permitted to transfer such Registrable Securities under this Agreement and any letter agreement with the Purchaser.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Purchase Agreement” shall have the meaning given in the Recitals hereto.

“Purchaser” shall have the meaning given in the Preamble.

“Purchaser Stock” shall mean the common stock of the Purchaser, par value $0.0001 per share.

“Registrable Security” shall mean the Consideration Shares and any other equity security of the Purchaser issued or issuable with respect to any of the Consideration Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Purchaser and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities shall have been sold without registration pursuant Rule 144 promulgated under the Securities Act; or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)         all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority) and any securities exchange on which the Purchaser Stock is then listed;

(B)         fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)         printing, messenger, telephone and delivery expenses;

(D)         reasonable fees and disbursements of counsel for the Purchaser;

(E)         reasonable fees and disbursements of all independent registered public accountants of the Purchaser incurred specifically in connection with such Registration; and

(F)         reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Vendors initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Vendor” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Purchaser are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Vendors” shall mean the undersigned parties listed under Vendors on the signature page hereto and any Permitted Transferee thereof who has agreed to be bound by the provisions of this Agreement in accordance with Section 5.2.2.

ARTICLE II
REGISTRATIONS

2.1         Demand Registration.

2.1.1         Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the date the Purchaser consummates the Business Combination, the Vendors holding at least a majority in interest of the then outstanding number of Registrable Securities owned by all Vendors (the “Demanding Vendors”) may make a written demand for Registration under the Securities Act of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Purchaser shall, within ten (10) days of the Purchaser’s receipt of the Demand Registration, notify, in writing, all other Vendors holding Registrable Securities of such demand, and each Vendor holding Registrable Securities who thereafter wishes to include all or a portion of such Vendor’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Vendor that includes all or a portion of such Vendor’s Registrable Securities in such Registration, a “Requesting Vendor”) shall so notify the Purchaser, in writing, within five (5) days after the receipt by the Vendor of the notice from the Purchaser. Upon receipt by the Purchaser of any such written notification from a Requesting Vendor(s) to the Purchaser, such Requesting Vendor(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Purchaser shall effect, as soon thereafter as practicable, but not more than forty five (45) days immediately after the Purchaser’s receipt of the Demand Registration (or, in the event the Commission reviews and has written comments to the Registration Statement, not more than ninety (90) days immediately after the Purchaser’s receipt of the Demand Registration, provided that no shorter time period is then applicable to any other Purchaser Stock that the Purchaser is obligated to register), the Registration of all Registrable Securities requested by the Demanding Vendors and Requesting Vendors pursuant to such Demand Registration. Under no circumstances shall the Purchaser be obligated to effect more than an aggregate of three (3) Registrations for each of the Demanding Vendors pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Requesting Vendors to be registered on behalf of the Requesting Vendors in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.1.2         Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Purchaser has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Vendors initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Purchaser in writing, but in no event later than five (5) days, of such election; provided, further, that the Purchaser shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3         Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Vendors so advise the Purchaser as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Vendor or Requesting Vendor (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Vendor’s participation in such Underwritten Offering and the inclusion of such Vendor’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Vendors proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Vendors initiating the Demand Registration.

2.1.4         Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Purchaser, the Demanding Vendors and the Requesting Vendors (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Vendors and the Requesting Vendors (if any) desire to sell, taken together with all other Purchaser Stock or other equity securities that the Purchaser desires to sell and the Purchaser Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Purchaser shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Vendors and the Requesting Vendors (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Vendor and Requesting Vendor (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Vendors and Requesting Vendors have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Purchaser Stock or other equity securities that the Purchaser desires to sell, which can be sold, without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Purchaser Stock or other equity securities of other persons or entities that the Purchaser is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5         Demand Registration Withdrawal. A majority-in-interest of the Demanding Vendors initiating a Demand Registration or a majority-in-interest of the Requesting Vendors (if any) pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Purchaser and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Purchaser shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

2.2         Piggyback Registration.

2.2.1         Piggyback Rights. If, at any time on or after the date the Purchaser consummates the Business Combination, the Purchaser proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities (“Offering Securities”), for its own account or for the account of stockholders of the Purchaser (or by the Purchaser and by the stockholders of the Purchaser including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Purchaser’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Purchaser or (iv) for a dividend reinvestment plan, then the Purchaser shall give written notice of such proposed filing to all of the Vendors holding Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Vendors holding Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Vendors may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Purchaser shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Vendors pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Purchaser included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Vendors proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Purchaser.

2.2.2         Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Purchaser and the Vendors holding Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Offering Securities that the Purchaser desires to sell, taken together with (i) Purchaser Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Vendors holding Registrable Securities hereunder (ii) the Registrable Securities as to which registration has been requested pursuant Section 2.2 hereof, and (iii) the Purchaser Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Purchaser, exceeds the Maximum Number of Securities, then:

(a)         If the Registration is undertaken for the Purchaser’s account, the Purchaser shall include in any such Registration (A) first, the Offering Securities or other equity securities that the Purchaser desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Vendors exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof and the Purchaser Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Purchaser, Pro Rata, which can be sold without exceeding the Maximum Number of Securities;

(b)         If the Registration is pursuant to a request by persons or entities other than the Vendors holding Registrable Securities, then the Purchaser shall include in any such Registration (A) first, the Purchaser Stock or other equity securities, if any, of such requesting persons or entities, other than the Vendors holding Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Vendors exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 and the Purchaser Stock or other equity securities for the account of other persons or entities that the Purchaser is obligated to register pursuant to separate written contractual arrangements with such persons or entities, pro rata based on the number of Registrable Securities that each Vendor has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Vendors have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Offering Securities or other equity securities that the Purchaser desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.2.3         Piggyback Registration Withdrawal. Any Vendor holding Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Purchaser and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Purchaser (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Purchaser shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4         Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3         Registrations on Form S-3. The Vendors holding Registrable Securities may at any time, and from time to time, request in writing that the Purchaser, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”); provided, however, that the Purchaser shall not be obligated to effect such request through an Underwritten Offering. Within five (5) days of the Purchaser’s receipt of a written request from a Vendor(s) holding Registrable Securities for a Registration on Form S-3, the Purchaser shall promptly give written notice of the proposed Registration on Form S-3 to all other Vendors holding Registrable Securities, and each Vendor holding Registrable Securities who thereafter wishes to include all or a portion of such Vendor’s Registrable Securities in such Registration on Form S-3 shall so notify the Purchaser, in writing, within ten (10) days after the receipt by the Vendor of the notice from the Purchaser. As soon as practicable thereafter, but not more than twelve (12) days after the Purchaser’s initial receipt of such written request for a Registration on Form S-3, the Purchaser shall register all or such portion of such Vendor’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Vendor(s) joining in such request as are specified in the written notification given by such Vendor(s); provided, however, that the Purchaser shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Vendors holding Registrable Securities, together with the holders of any other equity securities of the Purchaser entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $5,000,000.

2.4         Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Purchaser’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Purchaser initiated Registration and provided that the Purchaser has delivered written notice to the Vendors prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Vendors have requested an Underwritten Registration and the Purchaser and the Vendors are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Purchaser and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Purchaser shall furnish to such Vendors a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Purchaser for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Purchaser shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Purchaser shall not defer its obligation in this manner more than once in any 12-month period.

ARTICLE III
PURCHASER PROCEDURES

3.1         General Procedures. If at any time on or after the date the Purchaser consummates the Business Combination the Purchaser is required to effect the Registration of Registrable Securities, the Purchaser shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Purchaser shall, as expeditiously as possible:

3.1.1         prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2         prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Vendors or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Purchaser or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3         prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Vendors holding Registrable Securities included in such Registration, and such Vendors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Vendors holding Registrable Securities included in such Registration or the legal counsel for any such Vendors may request in order to facilitate the disposition of the Registrable Securities owned by such Vendors;

3.1.4         prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Vendors holding Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Purchaser and do any and all other acts and things that may be necessary or advisable to enable the Vendors holding Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Purchaser shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5         cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Purchaser are then listed;

3.1.6         provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7         advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8         at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9         notify the Vendors at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10         permit a representative of the Vendors, the Underwriters, if any, and any attorney or accountant retained by such Vendors or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Purchaser’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Purchaser, prior to the release or disclosure of any such information;

3.1.11         obtain a “cold comfort” letter from the Purchaser’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Vendors;

3.1.12         on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Purchaser for the purposes of such Registration, addressed to the Vendors, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Vendors, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurances letters, and reasonably satisfactory to a majority in interest of the participating Vendors;

3.1.13         in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14         make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Purchaser’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

3.1.15         if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Purchaser to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16         otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by, the Vendors, in connection with such Registration.

3.2         Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Purchaser. It is acknowledged by the Vendors that the Vendors shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Vendors.

3.3         Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Purchaser pursuant to a Registration initiated by the Purchaser hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Purchaser and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4         Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Purchaser that a Registration Statement or Prospectus contains a Misstatement, each of the Vendors shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Purchaser hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Purchaser that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Purchaser to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Purchaser for reasons beyond the Purchaser’s control, the Purchaser may, upon giving prompt written notice of such action to the Vendors, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Purchaser to be necessary for such purpose. In the event the Purchaser exercises its rights under the preceding sentence, the Vendors agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Purchaser shall immediately notify the Vendors of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5         Reporting Obligations. As long as any Vendor shall own Registrable Securities, the Purchaser, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Purchaser after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Vendors with true and complete copies of all such filings. The Purchaser further covenants that it shall take such further action as any Vendor may reasonably request, all to the extent required from time to time to enable such Vendor to sell the Purchaser Stock held by such Vendor without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Vendor, the Purchaser shall deliver to such Vendor a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6         In-Kind Distributions and Transfers. If any Vendor seeks to effectuate an in-kind distribution or other transfer of all or part of its Registrable Securities to its Permitted Transferees, the Purchaser will reasonably cooperate with and assist such Vendor, such Permitted Transferees and the Purchaser’s transfer agent to facilitate such in-kind distribution or other transfer in the manner reasonably requested by such Vendor (including the delivery of instruction letters by the Purchaser or its counsel to the Purchaser’s transfer agent, the delivery of customary legal opinions by counsel to the Purchaser and the delivery of shares of Purchaser Stock without restrictive legends, to the extent no longer applicable).

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1         Indemnification.

4.1.1         The Purchaser agrees to indemnify, to the extent permitted by law, each Vendor holding Registrable Securities, its officers and directors and each person who controls such Vendor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Purchaser by such Vendor expressly for use therein. The Purchaser shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Vendor.

4.1.2         In connection with any Registration Statement in which a Vendor holding Registrable Securities is participating, such Vendor shall furnish to the Purchaser in writing such information and affidavits as the Purchaser reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Purchaser, its directors and officers and agents and each person who controls the Purchaser (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Vendor expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Vendors holding Registrable Securities, and the liability of each such Vendor holding Registrable Securities shall be in proportion to and limited to the net proceeds received by such Vendor from the sale of Registrable Securities pursuant to such Registration Statement. The Vendors holding Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Purchaser.

4.1.3         Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4         The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Purchaser and each Vendor holding Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Purchaser’s or such Vendor’s indemnification is unavailable for any reason.

4.1.5         If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Vendor under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Vendor in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

5.1         Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed to the Purchaser at 250 W. 57th Street, Suite 2223, New York, New York 10107 and to the Vendor, at such Vendor’s address as found in the Purchaser’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2         Assignment; No Third Party Beneficiaries.

5.2.1         This Agreement and the rights, duties and obligations of the Purchaser hereunder may not be assigned or delegated by the Purchaser in whole or in part.

5.2.2         No Vendor may assign or delegate such Vendor’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Vendor to a Permitted Transferee, but only if such Permitted Transferee agrees to become bound by the transfer restrictions and other provisions set forth in this Agreement and, in which case, such Permitted Transferee shall be deemed a Vendor for all purposes hereunder.

5.2.3         This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Vendors.

5.2.4         This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5         No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Purchaser unless and until the Purchaser shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Purchaser, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3         Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4         Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE AS APPLIED TO AGREEMENTS AMONG DELAWARE RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

5.5         Amendments and Modifications. Upon the written consent of the Purchaser and the Vendors holding at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Vendor, solely in its capacity as a holder of the shares of capital stock of the Purchaser, in a manner that is materially different from the other Vendors (in such capacity) shall require the consent of the Vendor so affected. No course of dealing between any Vendor or the Purchaser and any other party hereto or any failure or delay on the part of a Vendor or the Purchaser in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Vendor or the Purchaser. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6         Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) or (B) the Vendors holding all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5 and Article IV shall survive any termination.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

HYDRA INDUSTRIES ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Martin E. Schloss
Name: Martin E. Schloss
Title: Executive Vice President and Secretary

VENDORS:

LANDGAME S.à.r.l.

By:	/s/
Name:
Title:

ARES CAPITAL EUROPE LIMITED

By:	/s/
Name:
Title:

TRIDENT PRIVATE EQUITY FUND III LP

By:	/s/
Name:
Title:

[Signature Page to Registration Rights Agreement]

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT A)

By:	/s/
Name:
Title:

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT B)

By:	/s/
Name:
Title:

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT SC)

By:	/s/
Name:
Title:

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT NS)

By:	/s/
Name:
Title:

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT C)

By:	/s/
Name:
Title:

[Signature Page to Registration Rights Agreement]

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT D)

By:	/s/
Name:
Title:

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT E)

By:	/s/
Name:
Title:

HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT H)

By:	/s/
Name:
Title:

[Signature Page to Registration Rights Agreement]